Other charges	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Other charges
17 Other charges

	2019	2018	2017
Other charges	1	375	235
Other charges in 2018 of EUR 375 million include the gross settlement amount of a class action lawsuit regarding certain monthly deduction rate adjustments on universal life insurance policies and other related plaintiff and administration fees. The settlement relates to a block of around 70,000 universal life policies on which Transamerica raised the monthly deduction rates in 2015 and 2016. These adjustments were necessitated by, among other factors, low long-term interest rates and changes in future mortality experience, and were in accordance with the contractual terms of the policies. Nonetheless, the increases were challenged by policyholders in several court cases. To remove the uncertainty of ongoing litigation for Aegon and its customers, the decision was made to settle with the plaintiffs. In January 2019, a court approved the aforementioned settlement with universal life policyholders. Resolution of this class action ended a number of other related cases, including other related class actions. Over 99% of affected policyholders participated in the settlement. While less than 1% of policyholders opted out of the settlement, they represented approximately 43% of the value of the settlement fund. The settlement fund was reduced proportionally for opt outs, although Aegon continues to hold a provision for these policyholders. The charge to the income statement for 2018 was EUR 140 million (USD 166 million). Included in the charge is a release of the technical provision (USD 38 million) and a reduction of the amortization of other intangible assets (USD 6 million).
Other charges in 2018 also include a loss of EUR 93 million (USD 110 million) related to the divestment of the last substantial block of its life reinsurance business to SCOR Global Life. Under the terms of the agreement, Aegon’s Transamerica life subsidiaries reinsured approximately USD 700 million of liabilities through SCOR Global Life. The transaction covered the last substantial block of life reinsurance business that Transamerica retained after it divested the vast majority of its reinsurance business to SCOR Global Life in 2011 and 2017.
Furthermore, other charges in 2018 include a loss of EUR 93 million (GBP 81 million) from the divestment of Aegon Ireland Plc. For more details on the divestment of Aegon Ireland Plc. refer to note 48 Business combinations.
Other charges in 2017 of EUR 235 million mainly relate to the book loss of EUR 105 million (USD 119 million) regarding the divestment of a block of life reinsurance business in the Americas and a charge of EUR 85 million (USD 100 million), regarding a provision in anticipation of a possible settlement in connection with an investigation by the SEC. In addition, an impairment of deferred transaction costs of EUR 36 million (GBP 32 million) was recorded as a result of the agreed sale of Aegon Ireland plc. For more details on the divestment of a block of US reinsurance run off business and Aegon Ireland plc. refer to note 48 Business combinations.